Offerings - Offering: 1	May 18, 2026 USD ($)
Offering:
Fee Previously Paid	false
Transaction Valuation	$ 100,000,000
Fee Rate	0.01381%
Amount of Registration Fee	$ 13,810
Offering Note

(1)
Calculated solely for purposes of determining the amount of the filing fee. This amount is based upon the Registrant’s concurrent but separate offers to purchase up to a maximum aggregate purchase price in cash of $100,000,000.00 of shares of the Registrant’s (i) 7.375% Series A Cumulative Redeemable Perpetual Preferred Stock, $0.01 par value per share, and (ii) 7.125% Series B Cumulative Redeemable Perpetual Preferred Stock, $0.01 par value per share.